ILLINOIS PURCHASE AND SALE AGREEMENT                   Exhibit 10.3

                  Purchase and Sale Agreement

     This Purchase and Sale Agreement ("Agreement") is made and entered into this 7th day of October, 1998 by and between Continental Resources, Inc. And or assigns ("collectively
Seller") and Farrar Oil Company ("Buyer").

     WHEREAS, Buyer desires to purchase and Seller desires to sell, all of Seller's right, title and interest in and to the oil and gas leases and fee lands described on the Exhibit "A" attached hereto together with all right, title and interest in and to all oil and gas wells, equipment and facilities located thereon or associated therewith.

     NOW THEREFORE, in consideration of the mutual benefit to accrue to the parties hereto and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

     1.   Purchase Price and property being sold and purchased:
     In and for a total purchase price of $3,500,000.00, as may be adjusted as hereinafter provided for, Seller shall sell, assign, transfer and convey unto Buyer with special warranty of title, being by, through and under, but not otherwise, all of Seller's right, title and interest in an to the following:

     A. The oil and gas leases and fee title interests described in the two (2) Assignments of Oil and Gas Leases and the one (1) Corporation Warranty Deed attached hereto as Exhibit "A", together with all rights and interests appurtenant thereto or used or obtained in connection therewith (such oil and gas leases and fee title interests are hereinafter collectively referred to as the "Subject Interests");

     B. All oil and/or gas wells located upon or associated with the Subject Interests, together with all materials, supplies, machinery, equipment, improvements and other personal property of whatsoever nature that are associated with such wells and/or are located on or associated with such oil and gas leases;

     C. All easements and rights-of-way, contractual rights and other similar interests that are associated with or incident to the Subject Interests.

     The rights, title, interest and personal property described in A., B., and C. are collectively referred to as the "Properties".

     2.   Effective Date:     The Effective Time of the
          conveyance contemplated by this Agreement shall be 7:00 a.m., Central Standard Time on July 1, 1998.

     3.   Adjustments to Purchase Price:     Attached hereto as
          Exhibit "B" is a schedule reflecting certain adjustments to be made to the Purchase Price. As shown in said schedule, the adjusted purchase price is $3,409,001.76 ("Adjusted Purchase Price").

     4. Closing: On or before October 9, 1998 Buyer shall deliver to Seller the full Adjusted Purchase Price. Immediately upon receipt thereof, Seller shall deliver to Buyer two (2) fully executed Assignments and Bills of Sale and one (1) fully executed Corporation Warranty Deed which convey the Properties, the forms of which are attached hereto as Exhibit "A".

     5. Like kind exchange: Buyer and Seller herein acknowledge that this transaction may become part of an IRC Section
          1.1031 tax-deferred exchange. Buyer and Seller agree that rights and obligations under this Agreement may be assigned to facilitate such exchange and that this Agreement may become part of an integrated, interdependent exchange agreement. Buyer & Seller agree to cooperate in any manner necessary to qualify for said exchange at the expense of the Seller.

     IN WITNESS WHEREOF, this agreement is made and entered into this 7th day of October, 1998.

"Seller"

CONTINENTAL RESOURCES, INC.

By:  TOM LUTTRELL
     Tom Luttrell,
     Vice President - Land

"Buyer"

FARRAR OIL COMPANY

                               EXHIBIT "A"

ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, Continental
Resources, Inc., 302 N. Independence,
Enid, Oklahoma 73702, hereinafter
called "Assignor," for and in
consideration of Ten Dollars and
Other Valuable Consideration ($10.00
& OVC), the receipt of which is
hereby acknowledged, does hereby
sell, assign, transfer, and set over
unto Farrar Oil Company, P.O. Box
747, Mt. Vernon, Illinois 62864,
hereinafter called "Assignee," ALL of
its working interest in and to the
oil and gas leased, and the lands
covered thereby, as set forth in
EXHIBIT "A" attached hereto and made
a part hereof.

Together with the rights incident
thereto and the personal property
thereon, appurtenant thereto or used
or obtained in connection therewith.
And for the same consideration the
Assignor covenants with the Assignee,
its successors and assigns, that the
Assignor is the lawful owner of the
interest assigned herein and to said
liens, encumbrances or adverse
claims.

IT IS THE INTENT OF THE ASSIGNOR TO ASSIGN ALL OF THE INTEREST
ACQUIRED BY ASSIGNOR THROUGH AN ASSIGNMENT FROM FARRAR OIL
COMPANY DATED MAY 2, 1995 AND RECORDED IN CABINET 5, DRAWER 3,
INSTRUMENT NO. 1234 IN THE RECORDS OF JEFFERSON COUNTY, ILLINOIS.

This assignment is effective the 1st day of July, 1998.

Executed this _____ day of September, 1998.


                                        ASSIGNOR
Attest:                           CONTINENTAL RESOURCES, INC.

___________                        HAROLD HAMM
                                   Harold Hamm,
                                   President


This instrument prepared by Mike McKelvy, an employee of Farrar Oil Company, Mt. Vernon, IL 62864.


                    CORPORATE ACKNOWLEDGMENT

STATE OF __________      )
                         ) SS.
COUNTY OF _________      )


I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that __________, personally known to me to be the President of Continental Resources, Inc., a(n) __________ Corporation, and __________, personally known to me to be the __________ of said Corporation, whose names are subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such Presi-dent and _________ they signed and delivered the said instrument of writing as the free and voluntary act of said Corporation, and caused the seal of said Corporation to be fixed thereto, pursuant to authority given by the Board of Directors of said Corporation as their free and voluntary act for the uses and purposes therein set forth.

Given under my hand and notarial seal this _____ day of September, 1998.

                                        Notary Public
My Commission Expires:

                                 EXHIBIT "A"

Attached to and made a part of that certain Assignment by and between Continental Resources, Inc., Assignor, and Farrar Oil Company, Assignee

                                                                                    Recording Data
Lessor                 Lessee         Date           Description                    Cabinet/Drawer/Inst.
______                 ______         ____           ____________                   _____________________
                                                     (ALL IN JEFFERSON COUNTY, IL)

Margaret Cope Smith,   Great Plains   3/2/87         Township 4 South, Range 4 East      3/9/3095
a widow                Resources, Inc.               Section 6: S/2 NW/4 NE/4, SW/4 NE/4

Judith Rosalee Britt,  Great Plains   3/3/87         Township 4 South, Range 4 East      3/9/3096
a widow                Resources, Inc.               Section 6: S/2 NW/4 NE/4, SW/4 NE/4

Margret Ann Smith      Great Plains   3/3/87         Township 4 South, Range 4 East      3/9/3094
Dorrance & George      Resources, Inc.               Section 6: S/2 NW/4 NE/4, SW/4 NE/4
W. Dorrance, wife
& husband

Kirby Leon Adams &     Great Plains   6/1/87         Township 4 South, Range 4 East      3/9/4523
Joann Adams,           Resources, Inc.               Section 6: S/2 NW/4 NE/4, SW/4 NE/4,
husband & wife,                                      5 acres NE/4 NW/4, SE/4
& Keith Roland Adams                                 SW/4 NW/4, SE/4 NW/4
& Beverly A. Adams,
husband & wife

H. Irene Bell Harelson Great Plains   1/25/88        Township 4 South, Range 4 East      3/10/3905
sole heir of William   Resources, Inc.               Section 6: SE/4 NW/4, S 5 acres
H. Harelson                                          NE/4 NW/4

ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, Continental
Resources, Inc., 302 N. Independence,
Enid, Oklahoma 73702, hereinafter
called "Assignor," for and in
consideration of Ten Dollars and
Other Valuable Consideration ($10.00
& OVC), the receipt of which is
hereby acknowledged, does hereby
sell, assign, transfer, and set over
unto Farrar Oil Company, P.O. Box
747, Mt. Vernon, Illinois 62864,
hereinafter called "Assignee," ALL of
its working interest in and to the
oil and gas leased, and the lands
covered thereby, as set forth in
EXHIBIT "A" attached hereto and made
a part hereof.

Together with the rights incident
thereto and the personal property
thereon, appurtenant thereto or used
or obtained in connection therewith.
And for the same consideration the
Assignor covenants with the Assignee,
its successors and assigns, that the
Assignor is the lawful owner of the
interest assigned herein and to said
liens, encumbrances or adverse
claims.

IT IS THE INTENT OF THE ASSIGNOR TO ASSIGN ALL OF THE INTEREST ACQUIRED BY ASSIGNOR THROUGH TWO ASSIGNMENTS FROM FARRAR OIL COMPANY DATED MAY 2, 1995 AND RECORDED AS DOCUMENT NO. 95-2286 AND DOCUMENT NO. 95-2287 IN THE RECORDS OF FRANKLIN COUNTY, ILLINOIS.

This assignment is effective the 1st day of July, 1998.

Executed this ______ day of September, 1998.

                                     ASSIGNOR
Attest:                              CONTINENTAL RESOURCES, INC.

                                     HAROLD HAMM
                                     Harold Hamm,
                                     President

This instrument prepared by Mike McKelvy, an employee of Farrar Oil Company, Mt. Vernon, IL 62864.

                    CORPORATE ACKNOWLEDGMENT

STATE OF ____________  )
                       ) SS.
COUNTY OF __________   )

I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that __________, personally known to me to be the President of Continental Resources, Inc., a(n) __________Corpora-tion, and __________, personally known to me to be the __________ of said Corporation, whose names are subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such President and __________ they signed and delivered the said instrument of writing as the free and voluntary act of said Corporation, and caused the seal of said Corporation to be fixed thereto, pursuant to authority given by the Board of Directors of said Corporation as their free and voluntary act for the uses and purposes therein set forth.

Given under my hand and notarial seal this ______ day of September, 1998.

                                   Notary Public
My Commission Expires:

                          EXHIBIT "A"
Continental Resources, Inc., Assignor, and Farrar Oil Company, Assignee

                                                                            Recording Data
 Lessor              Lessee         Date      Description                   Book/Page
 ______              ______         ____      ___________                   _______________
                                              (ALL IN FRANKLIN COUNTY, IL)

Board of School     Great Plains   7/6/88    Township 6 South, Range 2 East   88/5072
Trustees, Franklin  Resources, Inc.          Section 12:  1 acre in extreme
Co., Benton Comm. Cons.                                   NW/C NW/4 SW/4
School, Dist. No. 47

Old Ben Coal        L.L. Tuck      6/27/80   Township 6 South, Range 2 East   80/3305
Company                                      Section 13: W/2 NW/4, NW/4 SW/4
("F Lease")                                  Section 14: E/2 NE/4, NE/4 SE/4,
                                                         N/2 SE/4 SE/4

Old Ben Coal        L. L. Tuck    11/16/82  Township 6 South, Range 2 East    82/5205
Company                                     Section 12: SW/4 except 1 acre
("G Lease")                                 square in the NW corner thereof
                                            Section 13: E/2 NW/4, W/2 NE/4 SW/4,
                                                        N/2 SW/4 SW/4
                                            Section 14: W/2 NE/4, NW/4 SE/4

Old Ben Coal       L. L. Tuck     5/3/83    Township 6 South, Range 2 East    83/2602
Company                                     Section 12: NE/4 of said Sec. except
("H Lease")                                             that portion thereof
                                                        described as follows:
                                                        Beginning at a point 288'
                                                        N of SW corner of said
                                                        NE/4, thence E 150',
                                                        thence N 75', thence
                                                        W 150', thence S
                                                        75' to the point of
                                                        beginning, NE/4 NW/4,
                                                        E/2 NW/4 NW/4,
                                                        SW/4 NW/4
                                            Section 13: W/2 W/2 NE/4

Old Ben Coal      Great Plains    8/31/88   Township 7 South, Range 3 East    88/5037
Company           Resources, Inc.           Section 23: E/2 SW/4, SE/4 NW/4
("K Lease")

Old Ben Coal      Great Plains    7/61/89   Township 7 South, Range 3 East    89/3456
Company           Resources, Inc.           Section 26:  NE/4, E/2 E/2 NW/4
("L Lease")

Old Ben Coal      Great Plains    7/24/89   Township 6 South, Range 2 East    89/3961
Company           Resources, Inc.           Section 1:  N/2, NE/4, NE/4 NW/4
("M Lease")                                 Township 5 South, Range 2 East
                                            Section 35:  SE/4 SE/4, E/2 NE/4
                                            SE/4 E/2 SE/4 NE/4
                                            Section 36:  W/2 NW/4

Old Ben Coal      Great Plains   12/15/89   Township 7 South, Range3 East     90/16
Company           Resources, Inc.           Section 23:  W/2 SE/4 SE/4,
("N Lease")                                              SW/4 SE/4

Old Ben Coal      Great Plains    9/27/93   Township 7 South, Range 3 East     93/7284
Company           Resources, Inc.           Section 23:  NW/4 SE/4, W/2 NE/4
("R Lease")                                              SE/4

Paul E.           J.A. Matthews  10/19/48   Township 5 South, Range 3 East     Z/213
Whittington                                 Section 20:  W/2 SW/4
and Hassie C.
Whittington,
his wife

Harold L.         J.A. Matthews  10/20/48   Township 5 South, Range 3 East     V/335
Newlin, a/k/a                               Section 20: W/2 SW/4
H. L. Newlin
and Verna Newlin,
his wife

H.S. Williams     J.A. Matthews  10/20/48   Township 5 South, Range 3 East     V/334
Leona S. Williams,                          Section 20:  W/2 SW/4
his wife

Pearl B. Large    J.A. Matthews  10/20/48   Township 5 South, Range 3 East     V/333
Gilbert H. Large,                           Section 20:  W/2 SW/4
her husband

Charles O. Stanford
Jr. and Isabel    J.A. Matthews  10/20/4    Township 5 South, Range 3 East     V/337
Stanford, his wife                          Section 20:  W/2 SW/4

United States of  Great Plains    1/1/89    Township 5 South, Range 2 East     93-4694
America           Resources, Inc.           Section 25: E/2 SW/4, E/2 NW/4
                                            SW/4, SW/4 SW/4 except S
                                            600' of W 630' containing
                                            8.67 acres, more or less

United States of  Great Plains    1/1/89    Township 5 South, Range 2 East     90-6731
America           Resources, Inc.           Section 36:  NE/4 NE/4, E/2 SE/4
                                            NE/4, E/2 NW/4, E/2 W/2 NW/4
                                            all that part of the W 630'
                                            lying South of the N 1250'
                                            of the W/2 NW/4 NW/4, all
                                            that part lying East of the W
                                            630' of the W/2 NW/4 NW/4,
                                            W/2 SW/4 NW/4, S/2 SW/4
                                            NE/4 SE/4, SW/4 NW/4 SE/4,
                                            less the following tracts:
                                            Tract No. 140-A part of the
                                            NE/4 SE/4 of said Section,
                                            Township and Range, more
                                            particularly described as
                                            follows, to wit: Beginning
                                            at a point on the
                                            West line of the NE/4 SE/4 of
                                            Sec. 36, which is southwardly,
                                            165' from the NW corner of the
                                            NE/4 SE/4, thence eastwardly, 330',
                                            and parallel with the North line
                                            of the SE/4; thence southwardly,
                                            726', and parallel with the
                                            West line of the NE/4 SE/4,
                                            thence southwestwardly, 363' to a
                                            point on the West line of the
                                            NE/4 SE/4; which is southwardly,
                                            1056', from the NW corner
                                            of the NE/4 SE/4 thence
                                            northwardly, to the point of
                                            beginning, containing 6.00
                                            acres, more or less,
                                            Tract No. 351 - the S 165' of the
                                            E 264' of the N 330' of the NW/4
                                            NW/4 (S165.0' of E264.0' of
                                            N330.0' of NW/4 NW/4),
                                            containing 1.00 acre, more or
                                            less. Sec. 36, NE/4 NE/4; E/2
                                            SE/4 NE/4 -U.S. is
                                            the owner of the oil and gas to a
                                            depth of 3,500' from the surface,
                                            and a subordination of said
                                            minerals thereunder. Sec. 36,
                                            NE/4 SE/4 NW/4, S/2 SE/4 NW/4
                                            - U.S. is the owner of the oil
                                            and gas to a depth of 2,900'
                                            from the surface, and a subordi-
                                            nation of said minerals there-
                                            under. Section 36, W/2 SW/4
                                            NW/4, all that part of the
                                            W 630'lying South of the N 1,250' of
                                            the W/2 NW/4 NW/4.  All that
                                            part lying East of the W
                                            630' of the W/2 NW/4 NW/4 - U.S.
                                            is the owner of the oil and gas
                                            to a depth of 2,900'from the
                                            surface and a subordination of
                                            said minerals thereunder.  Sec. 36,
                                            SW/4 NW/4 SE/4 -  U.S. is the
                                            owner of the oil and gas to a
                                            depth of 3,500' from the surface and
                                            a subordination of said minerals
                                            thereunder.

United States of    Great Plains  12/1/90   Township 5 South, Range 2 East     93-4929
America             Resources, Inc.         Section 36:  W/2 NE/4, W/2 SE/4
                                            NE/4, N/2 NW/4 SE/4, SE/4
                                            NW/4 SE/4 S/2 SE/4.
                                            NW/4 NE/4, W/2 SE/4 NE/4
                                            U.S. is the owner of oil and gas
                                            to a depth of 3,500' from
                                            the surface and a subordination
                                            of said minerals.

United States of    Great Plains  12/1/90   Township 6 South, Range 2 East     93-4695
America             Resources, Inc.         Section 1:     NE/4 NE/4
                                            less the following
                                            beginning at the NW corner of the
                                            NE/4 NE/4 of Sec. 1; thence
                                            eastwardly 330.0' along the
                                            North line of Section 1;
                                            thence southwardly 660.0' and
                                            parallel with the West line
                                            of the NE/4 NE/4,
                                            thence westwardly 330.0' and
                                            parallel with North line of
                                            Section 1, to a point
                                            on the West line of the NE/4 NE/4
                                            NE/4; thence northwardly to
                                            the point of beginning, W/2 NE/4,
                                            W/2 SE/4 NE/4, NW/4.  (Part NE/4
                                            NE/4 described as follows: Beginning
                                            at the Southeast corner of the
                                            N/2 SE/4 NE/4 NE/4 of Sec. 1;
                                            thence westwardly, to the
                                            Southwest corner of the N/2 SE/4
                                            NE/4 NE/4; thence southwardly along
                                            the East line of the W/2 NE/4 NE/4,
                                            to a point which is northwardly
                                            20.0' from the Southeast corner of
                                            the W/2 NE/4 NE/4 thence westwardly
                                            and parallel with the South
                                            line of NE/4 NE/4, to the center
                                            line of a public road, thence north-
                                            wardly, along the above mentioned
                                            centerline to a point on the South
                                            line of the NW/4 NE/4 NE/4;
                                            thence eastwardly, to the
                                            Southwest corner of the E/2 NW/4
                                            NE/4 NE/4; thence northwardly,
                                            along the West line of the E/2
                                            NW/4 NE/4 NE/4, to a point which
                                            is southwardly 45' from the
                                            Northwest corner of the E/2 NW/4
                                            NE/4 NE/4 thence eastwardly, and
                                            parallel with the North
                                            line of Sec. 1, to a point on the
                                            East line of Sec. 1; thence south-
                                            wardly to the point of beginning,
                                            part SW/4 NE/4 NE/4 lying West
                                            of public highway, S/2 SE/4 NE/4
                                            NE/4, W/2 SE/4 NE/4, SW/4 NW/4)*
                                            *U.S. is the owner of oil and gas
                                            to a depth of 2,900' from the
                                            surface and a subordination of
                                            said minerals thereunder.

Old Ben Coal     Great Plains     11/4/87   Township 6 South, Range 2 East     87/6765
Company          Resources, Inc.            Section 1:   SE/4 NW/4; E/2 SW/4
                                            NW/4; W/2 SW/4 NE/4; NE/4 NW/4 SW/4;
                                            N/2 NE/4 SW/4; NW/4 NW/4 SE/4;
                                            S/2 SW/4; SW/4 SE/4;
                                            Section 11:    SE/4

Noma, Inc.      Great Plains      8/31/93   Township 5 South, Range 2 East     93/7288
                Resources, Inc.             Section 36:    E/2 NW/4 NE/4;
                                            E/2 NE/4; SW/4 NE/4; E/2 NW/4 SE/4
                                            NW/4 NW/4 SE/4

Geneva C.       Great Plains      9/14/93   Township 5 South, Range 2 East     93/7287
Cleveland,      Resources, Inc.             Section 36: E/2 NW/4 SE/4; E/2 NE/4;
Sole Heir of                                NW/4 NW/4 SE/4
Ethel C. Rockwood

Geneva C.       Great Plains     9/1/93     Township 5 South, Range 2 East     93/7286
Cleveland,      Resources, Inc.             Section 36: E/2 NW/4 SE/4; E/2 NE/4;
Widow of                                    SW/4 NE/4; NW/4 NW/4 SE/4;
Clyde C. Cleveland                          SW/4 NW/4 SE/4

Willard L.     Great Plains      9/20/93    Township 5 South, Range 2 East     93/7285
Adams          Resources, Inc.              Section 36: E/2 NW/4 NE/4; SW/4
                                            NE/4; E/2 NW/4 SE/4; NW/4 NW/4
                                            SE/4' E/2 NE/4


CORPORATION
WARRANTY DEED

THIS INDENTURE
WITNESSETH:

That the Grantor:
CONTINENTAL RESOURCES, INC.

whose address is 302 North Independence, Enid, OK 73702, being duly authorized to transact business in the State where the following described real estate is located, for and in consideration of Ten Dollars and other good and valuable considerations, the receipt of which is hereby acknowledged, does hereby CONVEY AND WARRANT to the Grantee:

     FARRAR OIL COMPANY
     P.O. Box 747
     Mt. Vernon, Illinois 62864

and undivided one-half interest in the following described real estate, to-wit:

     The Southwest 1/4 of the Southwest 1/4 of the Northwest 1/4;
     the East 1/2 of the Southeast 1/4 of the Southwest 1/4 of the Northwest 1/4; excepting the coal, oil, gas and other minerals including but not limited to mining and surface rights underlying the same;

     The Northwest 1/4 of the Southeast 1/4 of the Northwest 1/4;
     excepting the coal, oil, gas and other minerals including but not limited to mining and surface rights underlying the same;

     The Northwest 1/4 of the Southwest 1/4;
     subject to prior reservations, exceptions or conveyances of the coal, oil, gas and other minerals;

     All in Section 13, township 6 South, Range 2 East of the Third Principal Meridan,
     FRANKLIN COUNTY, ILLINOIS;

subject to the right of the owners of the oil, gas, coal and other minerals and any valid and subsiding leases and related agreements pertaining thereto;

further subject to any rights-of-way and easements either shown of record or otherwise visible or apparent;

further subject to real estate taxes levied and assessed against said real estate for the years 1997 and 1998, due and payable in 1998 and 1999, respectively, and subsequent years.

This conveyance is exempt under provisions of Paragraph 4E, Section 4 of the Real Estate Transfer Tax Act.

It is the intent of the Grantor to convey all of the interest acquired from Farrar Oil Company through a Corporation Warranty Deed dated May 15, 1995 and recorded as Document No. 95-2563 in the records of Franklin County, Illinois.

IN WITNESS WHEREOF, said Grantor has caused its name to be signed to these presents by its President and attested by its __________, this______ day of September, 1998, but effective the 1st day of July, 1998.

                                     CONTINENTAL RESOURCES, INC.

                                     By:  HAROLD HAMM
                                          Harold Hamm,
                                          President

ATTEST:

By:


                    CORPORATE ACKNOWLEDGMENT

STATE OF __________    )
                       ) SS.
COUNTY OF __________   )


I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that __________, personally known to me to be the President of Continental Resources, Inc., a(n) _________ Corporation, and __________ , personally known to me to be the __________ of said Corpora-tion, whose names are subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such President and ____________ they signed and delivered the said instrument of writing as the free and voluntary act of said Corporation, and caused the seal of said Corporation to be fixed thereto, pursuant to authority given by the Board of Directors of said Corporation as their free and voluntary act for the uses and purposes therein set forth.

Given under my hand and notarial seal this ______ day of September, 1998.

                                   Notary Public


My Commission Expires:

                              EXHIBIT "B"


          FARRAR OIL COMPANY
          CRI Purchase effective 7/1/98

 Purchase Price                                    $3,500,000.00

 Adjustments:

 Oil in the Tanks above the pipeline connection        12,737.34

 Unbilled expenses at 7/1/98
                                                                    (7,725.36)
 July, 1998 Revenues paid to CRI
                                                                   (54,187.31)
 Property Tax
                                                                   (41,822.91)
                                                                ______________


          Net Due CRI                                           $3,409,001.76
                                                                =============